UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2011

SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
601 McCarthy Boulevard, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 801-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01    Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2011, the Board of Directors (the “Board”) of SanDisk Corporation (the “Company”) approved an amendment and restatement of the Company’s Bylaws. The Amended and Restated Bylaws were effective upon approval by the Board. The Bylaws were amended and restated to, among other things:

•	Clarify the definition of majority votes cast for a director (Article II, Section 11);

•
Require stockholders to provide advance notice of director nominations or other business for consideration at the annual meeting of stockholders, and require such advance notice to be delivered to the Company not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s annual meeting of stockholders, as well as update the information required to be provided by stockholders who submit director nominations or other business for consideration at the annual meeting of stockholders (Article II, Section 13);

•
Add that a stockholder written consent shall not be effective unless a sufficient number of stockholders to take such action deliver their written consents within 60 days after the earliest dated written consent is received by the Company, as well as add that the Company is entitled to engage an independent inspector of elections to promptly perform a ministerial review of the validity of the written consents and that such written consents shall not be effective until the inspector’s review is completed (Article VI, Section 5); and

•
Clarify that the Company is required to indemnify its directors and officers in connection with a proceeding commenced by such person only if the commencement of such proceeding was authorized by the Board; the Company can pay in advance of the final disposition of a proceeding the reasonable expenses incurred by a director, officer or employee or agent the Company indemnifies; and if either (a) a claim for indemnification following the final disposition of a proceeding or (b) advancement of expenses is not paid in full within 30 days after a written claim thereof has been received by the Company, then such person may file suit to recover the unpaid amount of such claim (Article VIII, Sections 1, 2 and 3).

This description is only a summary of the changes made to the Company’s Bylaws and is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Document
3.1	Amended and Restated Bylaws, as amended and effective on December 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 19, 2011
SANDISK CORPORATION

		By:	/s/ Judy Bruner
		Name:	Judy Bruner
		Title:	Executive Vice President, Administration and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
3.1	Amended and Restated Bylaws, as amended and effective on December 14, 2011.